Exhibit 23b


                          Consent of Rehmann Robson, P.C.
                              Independent Auditors

Wolohan Lumber Co.


We consent to the incorporation by reference in Registration Statement No. 33-81566 on Form S-8 pertaining to the 1991 Long-Term Incentive Plan of our report dated February 5, 1998 with respect to the financial statements of Wolohan Lumber Co. included in its Annual Report (Form 10-K) for the year ended December 27, 1997.

                                           /s/ Rehmann Robson, P.C.


March 24, 1998
Saginaw, Michigan